Filed Pursuant to Rule 497(a)

File No. 333-291400

Rule 482ad

Shareholder Letter — August 2026

To the shareholders of RoboStrategy, Inc.

It’s been a bit over 3 months since RoboStrategy went public on May 11. Between April 30 and July 31, NAV has increased 85% with NAV/Share increasing 54%.1 The large majority of the growth has come from accretive capital raises placed to institutional investors. I also personally invested an additional $10 million into the fund at a market premium of ~$36.7/share.

While we are seeing significantly increased investor demand and growth in our portfolio companies, NAV marks are anchored to last round private market valuations. We believe that private financing rounds may not fully reflect the fair value of private companies, and that a disconnect between private market valuations and fair values may persist. One recent data point was the IPO of Unitree which opened at $66 billion2 – roughly 39x its last VC round of $1.7 billion3 and 7x its IPO price4. This difference in values is likely not representative of the marketplace. While Unitree is not currently in the RoboStrategy portfolio, it fits well within our investment focus and may become a future addition to the portfolio.

Since our public listing, we invested an additional $124 million into 6 companies, increasing our position in Standard Bots and Dexmate, while making new investments in Nox Metals, Eccentric Machines, Prometheus, and a robotics company soon to be coming out of stealth.5

As we scale, we’ve looked to more frequently lead rounds in the companies we have the highest conviction in. Thus far, we’ve led rounds in Dyna Robotics, Standard Bots, Eccentric Machines, REK, and a stealth robotics company5. As lead investors, we have the privilege of working more closely with these truly exceptional founders. For RoboStrategy shareholders, this means the Fund may benefit from terms negotiated in connection with its role as lead investor. These lead terms may include board seats, information rights, pro rata rights, warrants, ROFR rights, additional investor protections, etc.

There have been significant shifts such as the US ban of foreign mobile robots through the FCC, the rise of open source models and an acceleration of robot foundation model development timelines that we have previously anticipated. This has allowed our investment portfolio to be well positioned such that these shifts serve as tailwinds instead of headwinds. Many of our portfolio companies have moved out of the pilot phase into growth in terms of meaningful real deployments and units shipped.

Portfolio Highlights

Standard Bots is the largest US manufacturer of AI-native industrial robot arms6. We led their $200 million Series C at a $1 billion valuation7. They project to deliver 10% of new US industrial robot deployments by next year. Its arms are already working at hundreds of American companies in nearly every state. Their Glen Cove factory is expanding to 70,000 sq ft to keep up with demand. In June, CEO Evan Beard participated in the White House roundtable on America First industrial policy led by Commerce Secretary Howard Lutnick and White House trade adviser Peter Navarro. He was the only founder of an American robotics company in the room. Politico recently reported that the Department of War’s Office of Strategic Capital is in the process of underwriting a financing deal for Standard Bots.

Figure AI has started to ramp their production of Figure 03, crossing 1,000 humanoids in July.8 Their current facility, BotQ, is capable of producing 12,000 robots per year with CEO Brett Adock stating ambitions to reach one million per year within the decade. Figure has graduated from their initial pilot at BMW to a wider variety of deployments across complex sequencing applications in logistics at BMW Spartanburg9. They signed a commercial agreement with Catalyst Brands to deploy humanoid robots at scale. Catalyst operates iconic brands including JCPenney, Aéropostale and Brooks Brothers.

Apptronik opened Robot Park10, its new 90,000 square foot data collection facility in Austin, Texas, designed to train Apollo 2 alongside Google DeepMind. Apollo 2 continuously generates training data used to train and refine Gemini Robotics models that will prepare the commercial fleet for real-world deployment. Apollo 3 is expected to be the first fully commercial, scaled product, pointed at 2027. They also hired Waymo’s former product chief Daniel Chu as CPO alongside senior leaders from Boston Dynamics and Amazon.

Dyna Robotics released DYNA-2, its flagship world-action model trained on over one million hours of human video data, estimated to be two orders of magnitude more human video data compared to prior robot foundation models. DYNA-2 demonstrated the human-to-robot scaling law, with the headline finding being that robot performance improves smoothly and predictably with more human data, with no plateau. The model breakthroughs have enabled teachability and agentic physical capability which combined with a hardening of their robot hardware put them in a powerful position to win a wider deployment market.

Dexmate has become the leading US based seller of humanoids with hundreds of robots shipped. They have become ubiquitous across all major physical AI groups with customers including Nvidia, Amazon, Google, LG, Skild AI, Generalist, and top-tier university labs like UC Berkeley, CMU, Harvard, Columbia, NYU. We led their Series Seed and Seed Plus rounds at $123 million and $216 million post money valuations with the belief that there was a major opportunity for an American company to capitalize on the Unitree business model of providing a high quality humanoid platform for developers and researchers to build on and they are certainly executing on this.

Path Robotics signed a performance-based production agreement11 with HII representing up to $600 million in shipbuilding work, aimed at deploying advanced robotics across U.S. Navy shipbuilding programs. One of the largest contracts ever secured by a physical AI company. Path also launched Rove, a welding quadruped that moves to the work rather than the work coming to the robot. This is the only way to automate welding on structures too large to fit in a cell and is suited to ship building. Saronic, which raised over $2.5 billion to build autonomous vessels, takes its first Rove units in Q1 2027.

Eccentric Machines is building Sentor, an AI-native actuator that replaces the standard “single geared motor” architecture with a fundamentally new approach to motion, one designed to respond to unexpected loads directly at the joint rather than waiting on the robot’s central brain. Solving this gives robots something closer to a reflex, moving the subconscious layer of physical AI into the joint, where biology puts it. Sentor is designed for manufacturability and addresses some of the most important performance, efficiency, and mechanical trade-offs facing modern actuators.

REK staged what it says is the first six-foot humanoid robot fight in the United States at its San Francisco arena this month, drawing a crowd of athletes and creators. Earlier events sold out 2,500-seat venues, and REK is now looking at arenas several times that size.

GMI is standing up a $500 million AI factory in Taoyuan, roughly 7,000 Nvidia GB300s across 96 racks at 16MW, capable of processing close to two million tokens per second. It has also launched a $12 billion sovereign AI infrastructure initiative in Japan and is building a global network of sovereign AI factories with Magna AI.

Nox Metals raised an $11.5 million seed roughly seven months after founding, with participants including Palmer Luckey, Y Combinator and us. Nox already cuts custom aluminium for around 100 customers nationwide, from small machine shops to Anduril and SpaceX, and is moving into a 75,000 sq ft Detroit plant to meet demand.

Team Growth

Our goal is not to build just a passive investment vehicle, it is to build an incredibly high caliber investment institution that serves to deliver outsized value to RoboStrategy, Inc., the fund. We must not only deeply understand the companies and industries that we invest in, but we must also build on our expertise in media to support our portfolio companies in amplifying their story to as many potential customers, talent, and other investors as possible.

Since launch we’ve built out the core of our marketing engine, covering everything from short form content on X, to high production video on YouTube, to long form research papers and theses. Our own content has generated over 20 million impressions on X, and the team’s media appearances have been viewed more than 1.5 million times across channels. Our stories have been picked up by Bloomberg, Reuters, CNBC, TechCrunch, BBC, and Yahoo Finance.

In the next few months, we’ll go wide across every channel, including deep dives, short films on the industry, expanding our content creator and influencer relationships, growing our newsletter base, livestreams, and podcasts covering everything within robotics and physical AI. We plan to reach beyond our core English speaking audience to establish a global presence, first targeting countries like South Korea, Japan, Taiwan, and China. The goal is to become the predominant source of information for all happenings in Robotics.

RoboStrategy Advisor’s team has grown to 14, with expected additional hires taking us to 17 by September. Functional groups now span across Investment, Research, Marketing, Compliance, Finance/Operations, Legal/Policy.

The United States is now determining its National Robotics Strategy. Just this month, the FCC issued a notice banning import of new foreign mobile robot models. There is a lot the government can and will do to propel domestic companies potentially including long term debt financing programs, direct investment, and tax incentives. We hope to share our and our portfolio companies’ insights with policy makers. To that end, Bill Hughes has joined us as VP of Legal and Policy. Bill has previously held roles as Associate Deputy Attorney General at the DOJ and Special Assistant to the President at the White House.

We are also in the process of building out an institutional capital formation and distribution team. Robotics will attract increasing investor interest among all investor types, and I believe our fund offers a unique value proposition that RIAs, Private Wealth platforms, and Institutions across the board will find compelling. These capital channels are currently untapped for us, but they have been a core growth channel for most large asset managers. ~$200 billion a year flows into semi-liquid funds from the private wealth channel.12 Scaling the fund will allow RoboStrategy to lead more financing rounds, which is beneficial both to companies we invest in and our shareholders, as well as growing our distribution engine.

On Research. To underwrite an investment, you need to have a well formed view on a myriad of interconnected technological trends to accurately inform your assessment of risk and reward. The growth prospects of a robot foundation model company is not just determined by the strength of its researchers and models. It’s determined by the trajectory of open source models, the feasibility of cloud based model deployments across environments, down to the many variables that inform robot production capacity such as the feasibility of novel actuator innovations and the supply elasticity of the hard to manufacture gear grinding machines produced by a few small companies that bottleneck strain wave gear actuators, an essential component in many robot embodiments. Some of this research we plan to publish to share our knowledge with the world and to bolster our brand and reach.

Our investors know that we hold ourselves to a high bar of excellence for investment diligence and we extend that bar for all the work we do.

Industry Outlook

The first half of the year was a wake up call to the VC industry. Both for the realization that the amount of venture investment in pure software should significantly reduce and that investing in companies building for the world of atoms can produce extreme power law outcomes. We hear of strong pressure both internally and externally from LPs across a swath of investment firms to reorient their allocation strategies. Sometimes investors need undeniable proof and that has been provided by companies like SpaceX, Anduril, among many others entering their growth stage. In fact, SpaceX itself was a ~$2 Trillion liquidity event13 for investors and employees that likely creates major downstream flows to other Deep tech companies.

Venture investment in robotics significantly increased in the first quarter of the year, compared to previous quarters, reaching the highest level shown in the chart. However, venture funding in robotics is still a fraction of venture funding for AI in 2021, pre-ChatGPT. This is the inflection point for the funding of the industry and we expect robotics to catch up to AI over the coming years.

We feel that it is a great time for the fund to invest in private robotics companies, but also that funding for some companies are getting carried away. Discernment is important. Dispersion is the name of the game. A rising tide is currently lifting many boats in the space, but many companies building towards the wrong goals or lacking the necessary talent may become beached without the tide even going back out. It can simultaneously be true that winners continue to climb in valuation while some hyped players hit a wall. We saw this happen in AI the last four years.

Deployments for industrial capabilities are now progressing to the early innings of material scale. We believe that many key architecture problems for robot foundation models are largely settled, and that this year is primarily about scaling data collection and processing. I believe we have been in the GPT-3 era with the physical version of emergent intelligence abilities appearing and will accelerate towards GPT-5 level performance by next year. These emergent capabilities include in-context learning, memory, natural language instruction following, and more. Researchers understand the general recipe for achieving general purpose physical intelligence. We are soon approaching the big unlock which is a major improvement in sample efficiency in post training so that the time to deployment of a robot for any particular job shrinks from weeks to hours to minutes.

For Robotics, there won’t be a ChatGPT moment, it will look more like autonomous vehicles. There will be no single day where it clicks for the global consciousness, but nonetheless a rapid permeation of new autonomous machines of all shapes and sizes. By next year, intelligence will no longer be the bottleneck, it will be the actual robots.

If you have any questions, don’t hesitate to reach out to the RoboStrategy team. Thank you for the support.

Sincerely,

Andrew Kang

Chief Executive Officer

Sources

1 RoboStrategy, Inc. Prospectus Supplements (Form 424B3), filed with the SEC: Supplement filed Aug. 13, 2026 (NAV as of July 31, 2026, $11.32/share); Supplement filed Jul. 8, 2026 (NAV as of June 30, 2026, $10.51/share); Supplement filed Jun. 24, 2026 (NAV as of June 22, 2026, $8.92/share).

2 “Unitree Robotics surges 629% to US$66 billion valuation in Shanghai share debut,” South China Morning Post, Aug. 19, 2026.

3 “China’s Robot Maker Unitree Valued At $1.7 Billion In Series C Round,” Forbes, Jun. 20, 2025.

4 “Chinese humanoid robot maker Unitree prices IPO at $9 billion valuation,” CNBC/Reuters, Aug. 6, 2026.

5 Prospectus Supplement (Form 424B3), RoboStrategy, Inc., filed with the SEC, Aug. 13, 2026 (disclosing an undisclosed portfolio investment subject to confidentiality obligations, to be named following the company’s public announcement of its financing round).

6 Standard Bots company website, standardbots.com, as accessed Aug. 21, 2026.

7 “Standard Bots Raises $200 Million Series C at $1 Billion Valuation to Scale American-Made, AI-Native Industrial Robots,” PR Newswire (official release), Jun. 9, 2026; see also The Robot Report, linked above.

8 Brett Adcock (@adcock_brett) on X, “Headcount vs Robots,” 2026.

9 Figure AI, “F.03 at BMW,” figure.ai (see link above).

10 Forbes, “Apptronik Announces Robot Park,” Jun. 30, 2026 (see link above).

11 HII, “HII Signs Performance-Based Production Agreements with Path Robotics and Graymatter Robotics” (see link above; combined agreements worth up to $900 million); “Path Robotics lands up to $600 million share of massive $900 million U.S. Navy shipbuilding deal,” Ohio Tech News, 2026 (source for Path Robotics’ specific $600 million share).

12 “Alts Fundraising Nears $200 Billion in 2025; Credit Strategies Dominate,” AltsWire, citing Robert A. Stanger & Co., 2025/2026.

13 “SpaceX IPO takeaways: SPCX closes at $161, jumping 19% after record debut,” CNBC, Jun. 12, 2026.

Disclosure

Before investing, you should consider consider RoboStrategy, Inc.‘s investment objectives, risks, and charges and expenses carefully. The Fund’s prospectus contains this and other information about the Fund and is available at RoboStrategy.co or by calling (787) 722-6881. Please read the prospectus carefully before investing.

Past performance does not guarantee future results. Net asset value and market price will fluctuate, and current performance may be higher or lower than the figures shown above.